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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




         Date of report (Date of earliest event reported): June 5, 2001


                              VirtualFund.com, Inc.
             (Exact Name of Registrant as Specified in Its Charter)


                                    Minnesota
                 (State of Other Jurisdiction of Incorporation)


      0-18114                                         41-1612861
(Commission File Number)                 (I.R.S. Employer Identification No.)


                        6462 City West Parkway, Suite 175
                          Eden Prairie, Minnesota 55344
               (Address of Principal Executive Offices) (Zip Code)


                                 (952) 941-8687
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)
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Item 4.  Change In Independent Accountants

         Effective June 5, 2001, KPMG LLP resigned as the Registrant's independent accounting firm.

         KPMG LLP reported on the financial statements of the Registrant for the year ending June 30, 2000. Such report neither contained an adverse opinion or a disclaimer of opinion, nor was qualified or modified as to uncertainty, audit scope, or accounting principles.

         During the Registrant's recent fiscal year and the interim period through June 5, 2001, there were no disagreements or "reportable events" communicated by KPMG LLP as described in Items 304(a)(1)(iv) and (v) of Regulation S-K.

         Accordingly, KPMG LLP has not advised the Registrant of (i) the absence of the internal controls necessary for the Registrant to develop reliable financial statements, (ii) any information which would cause KPMG LLP to no longer rely on management's representations, or that KPMG LLP was unwilling to be associated with the financial statements prepared by management, (iii) any need to expand significantly the scope of its audit, or any information that if further investigated may (a) materially impact the fairness or reliability of either a previously issued audit report or the underlying financial statements or any financial statements for any fiscal period subsequent to the date of the most recent financial statements covered by an audit report or (b) cause it to be unwilling to rely on management's representations or be associated with the Registrant's financial statements, or (iv) any information that has come to the attention of KPMG LLP that it concluded materially impacts the fairness or reliability of either (a) a previously issued audit report or the underlying financial statements or (b) any financial statements issued or to be issued covering any fiscal period subsequent to the date of the most recent financial statements covered by an audit report.


Item 7.  Financial Statements and Exhibits

         (a)      Financial statements of businesses acquired:

                          Not Applicable.

         (b)      Pro forma financial information:

                          Not Applicable.

         (c)      Exhibits:

                          See Exhibit Index on page following Signatures.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        VIRTUALFUND.COM, INC.


Date: June 11, 2001                     By       /s/ Monte Johnson
                                          -------------------------------------
                                          Monte Johnson
                                          Interim Chief Executive Officer
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                                  EXHIBIT INDEX

                              VirtualFund.com, Inc.
                             Form 8-K Current Report




Exhibit Number             Description


    16                     Letter from KPMG LLP